Rule 497(e)
File Nos. 333-144503 and 811-22091

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated February 22, 2010
To the Prospectus dated May 1, 2009

On February 19, 2010, the shareholders approved the reorganization of the Federated Mid Cap Growth Strategies Fund II (the “Fund”) into the Federated Kaufmann Fund II effective on March 12, 2010 (“Effective Date”).

The Fund will discontinue accepting requests to purchase shares of the Fund on March 11, 2010.  Any assets remaining in the Fund on the Effective Date will become assets of the Federated Kaufmann Fund II.  As of the date the Fund discontinues accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Fund will be defaulted to the Federated Kaufmann Fund II.

Accordingly, the reference to the Federated Mid Cap Growth Strategies Fund II on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Federated Kaufmann Fund II (Primary Shares) seeks capital appreciation by investing primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market.  Up to 30% of the Fund’s net assets may be invested in foreign securities.  Solely for purposes of complying with this policy an issuer’s security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States.  The Adviser’s and Sub-Adviser’s process for selecting securities is bottom-up and growth-oriented.

Sub-Advised by Federated Global Investment Management Corp.
Advised by Federated Equity Management Company of Pennsylvania.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2009.  Please keep this Supplement for future reference.